                                                              EXHIBIT (A)(1)(IX)

                         AMENDED LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                   PURSUANT TO THE OFFER TO PURCHASE FOR CASH
        DATED MAY 26, 2005 AS AMENDED AND SUPPLEMENTED BY THE SUPPLEMENT
                  TO THE OFFER TO PURCHASE DATED JUNE 24, 2005
                                       BY

                             POLYMEDICA CORPORATION
                                       OF
   UP TO 4,316,546 SHARES OF ITS COMMON STOCK (INCLUDING THE ASSOCIATED STOCK
                                PURCHASE RIGHTS)
   AT A PURCHASE PRICE NOT GREATER THAN $37.50 NOR LESS THAN $34.75 PER SHARE

        THE OFFER, THE PRORATION PERIOD AND WITHDRAWAL RIGHTS HAVE BEEN
      EXTENDED AND WILL NOW EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
             ON JULY 8, 2005, UNLESS THE OFFER IS FURTHER EXTENDED.

                    The Depositary for the tender offer is:

                            EQUISERVE TRUST COMPANY

         By First Class Mail:                    By Express Mail or                          By Hand:
                                                 Overnight Courier:
       Equiserve Trust Company                Equiserve Trust Company                Equiserve Trust Company
           P.O. Box 859208                      161 Bay State Drive                17 Battery Place, 11th Floor
       Braintree, MA 02185-9208                 Braintree, MA 02184                     New York, NY 10004

    Delivery of this Amended Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. The instructions set forth in this Amended Letter of Transmittal should be read carefully before this Amended Letter of Transmittal is completed.



----------------------------------------------------------------------------------------------------------------------------
  Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration***
1st:                 2nd:                 3rd:                 4th:                 5th:                 6th:
----------------------------------------------------------------------------------------------------------------------------
 *   Need not be completed by shareholders tendering solely by book-entry transfer.
 **  Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.
 *** If you do not designate an order, in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.

--------------------------------------------------------------------------------------------------
                    DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
--------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                    SHARES TENDERED
             APPEAR(S) ON SHARE CERTIFICATE(S))              ATTACH ADDITIONAL SIGNED LIST IF NECESSARY
--------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF SHARES
                                                                CERTIFICATE       REPRESENTED BY
                                                                 NUMBER(S)*      CERTIFICATE(S)*
                                                             -------------------------------------

                                                                ------------------------------

                                                                ------------------------------

                                                                ------------------------------

                                                                ------------------------------

                                                                ------------------------------

                                                                ------------------------------
                                                                TOTAL SHARES
                                                                  TENDERED
         --------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                    DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
---------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                     SHARES TENDERED
             APPEAR(S) ON SHARE CERTIFICATE(S))             ATTACH ADDITIONAL SIGNED LIST IF NECESSARY
------------------------------------------------------------  -------------------------------------

                                                                  BOOK ENTRY      NUMBER OF SHARES
                                                                    SHARES           TENDERED**
                                                              -------------------------------------
                                                                                  ---------------
                                                                                  ---------------
                                                                                  ---------------
                                                                                  ---------------
                                                                                  ---------------
                                                                                  ---------------
         ---------------------------------------------------  ----------------------------------------------------------------------
----------

     SHAREHOLDERS THAT PREVIOUSLY TENDERED SHARES UNDER THE ORIGINAL OFFER TO PURCHASE AND CHECKED THE BOX ENTITLED "SHARES DETERMINED UNDER THE TENDER OFFER" IN THE ORIGINAL LETTER OF TRANSMITTAL, AND THAT DO NOT WISH TO CHANGE THAT DIRECTION DO NOT NEED TO COMPLETE THIS AMENDED LETTER OF TRANSMITTAL.

     ALL OTHER PREVIOUS TENDERS OF SHARES BY SHAREHOLDERS UNDER THE ORIGINAL LETTER OF TRANSMITTAL ARE INVALID. FOR THOSE SHAREHOLDERS, IN ORDER TO PROPERLY TENDER YOUR SHARES YOU MUST COMPLETE THIS AMENDED LETTER OF TRANSMITTAL AND DELIVER IT TO THE DEPOSITARY AS SET FORTH HEREIN BEFORE THE EXPIRATION DATE OF THE TENDER OFFER. IF YOU DO NOT COMPLETE THIS AMENDED LETTER OF TRANSMITTAL AND DELIVER IT TO THE DEPOSITARY FOR RECEIPT NOT LATER THAN 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, JULY 8, 2005, YOU WILL BE DEEMED TO HAVE ELECTED NOT TO PARTICIPATE IN THE TENDER OFFER.

     All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Offer to Purchase of PolyMedica Corporation ("PolyMedica" "we" or "us") dated May 26, 2005 (as amended and supplemented through June 24, 2005 and as the same may be further amended or supplemented from time to time, the "Offer to Purchase").

     If you did not previously tender your Shares by completing and returning the original Letter of Transmittal, you may tender by completing and returning this Amended Letter of Transmittal. You should use this Amended Letter of Transmittal if you are tendering physical share certificates or are causing the Shares to be delivered by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC", which is hereinafter referred to as the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Tendering shareholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a book-entry confirmation with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date must tender their Shares in accordance with the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. See Instruction 2.

     Your attention is directed in particular to the following:

     1. If you want to retain your Shares, you do not need to take any action.

     2. If you want to participate in the tender offer and wish to maximize the chance of having PolyMedica (as defined below) accept for exchange all the Shares you are tendering hereby, you should check the box marked "Shares Tendered at Price Determined Under the Tender Offer" below and complete the other portions of this Amended Letter of Transmittal as appropriate. Note that this election could have the effect of decreasing the price at which PolyMedica purchases your tendered Shares because Shares tendered using this election will effectively be considered available for purchase at the minimum price of $34.75 per Share. Also, note that this election could result in your Shares being purchased at the minimum tender price of $34.75 per Share.

     3. If you wish to select a specific price at which you will be tendering your Shares, you should select one of the boxes in the section captioned "Shares Tendered at Price Determined by Shareholder" below and complete the other portions of this Amended Letter of Transmittal as appropriate.

     IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 12.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution:
--------------------------------------------------------------------------------

    Account Number:
--------------------------------------------------------------------------------

    Transaction Code Number:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO AN AMENDED NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY. ENCLOSE A PHOTOCOPY OF THE AMENDED NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE
     FOLLOWING:

    Name(s) of Registered Owners(s):
--------------------------------------------------------------------------------

    Date of Execution of Amended Notice of Guaranteed Delivery:
--------------------------------------------------------------------------------

    Name of Institution that Guaranteed Delivery:
--------------------------------------------------------------------------------

    If delivered by book-entry transfer, check box: [ ]

    Name of Tendering Institution:
--------------------------------------------------------------------------------

    Account Number:
--------------------------------------------------------------------------------

    Transaction Code Number:
--------------------------------------------------------------------------------

THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE BOX):

(1) SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER (SEE INSTRUCTION 5)

     By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER "Shares Tendered at Price Determined Under the Tender Offer," the undersigned hereby tenders Shares at the price checked. This action could result in none of the Shares being purchased if the purchase price determined by PolyMedica for the Shares is less than the price checked below. If the purchase price for the Shares is equal to or greater than the price checked, then the Shares purchased by PolyMedica will be purchased at the purchase price. A SHAREHOLDER WHO DESIRES TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE AMENDED LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SHARES ARE TENDERED. The same Shares cannot be tendered, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

                  PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES
                               ARE BEING TENDERED
                                  [ ]  $37.50
                                  [ ]  $37.25
                                  [ ]  $37.00
                                  [ ]  $36.75
                                  [ ]  $36.50
                                  [ ]  $36.25
                                  [ ]  $36.00
                                  [ ]  $35.75
                                  [ ]  $35.50
                                  [ ]  $35.25
                                  [ ]  $35.00
                                  [ ]  $34.75

                                       OR

(2) SHARES TENDERED AT PRICE DETERMINED UNDER THE TENDER OFFER (SEE INSTRUCTION
    5)

     By checking the box below INSTEAD OF ONE OF THE BOXES UNDER "Shares Tendered at Price Determined by Shareholder," the undersigned hereby tenders Shares at the purchase price, as the same shall be determined by PolyMedica in accordance with the terms of the Offer. Note that this election could have the effect of decreasing the price at which PolyMedica purchases your tendered Shares because Shares tendered using this election will effectively be considered available for purchase at the minimum price of $34.75 per Share. Also, note that this election could result in your Shares being purchased at the minimum tender price of $34.75 per Share.

[ ] The undersigned wants to maximize the chance of having PolyMedica purchase all of the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes above, the undersigned hereby tenders Shares and is willing to accept the purchase price determined by PolyMedica in accordance with the terms of the Offer. This election could have the effect of decreasing the price at which PolyMedica purchases your tendered Shares because Shares tendered using this election will effectively be considered available for purchase at the minimum price of $34.75 per Share. Also, note that this election could result in your Shares being purchased at the minimum tender price of $34.75 per Share.

CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

                                    ODD LOTS
                              (SEE INSTRUCTION 14)

     To be completed only if Shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 Shares. The undersigned (check one box):

[ ] is the beneficial or record owner of an aggregate of fewer than 100 Shares, all of which are being tendered; or

[ ]  is a broker, dealer, commercial bank, trust company, or other nominee that
     (a) is tendering for the beneficial owner(s), Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of the Shares.

NOTE THAT ODD LOT HOLDERS MUST ALSO CHECK ONE BOX UNDER (1) OR (2) IN THE
SECTION IMMEDIATELY PRECEDING THIS "ODD LOTS" SECTION. COMPLETING ONLY THIS "ODD LOTS" SECTION IS NOT A VALID TENDER OF SHARES.

                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 13)

     A tendering shareholder may condition his or her tender of Shares upon PolyMedica purchasing a specified minimum number of the Shares tendered, all as described in Section 6 of the Offer to Purchase. Unless at least that minimum number of Shares you indicate below is purchased by PolyMedica pursuant to the terms of the Offer, none of the Shares tendered will be purchased. It is the tendering shareholder's responsibility to calculate that minimum number of Shares that must be purchased if any are purchased, and each shareholder is urged to consult his or her own tax advisor. Unless this box has been checked and a minimum specified, your tender will be deemed unconditional.

[ ] The minimum number of Shares that must be purchased, if any are purchased, is ________ Shares.

     If, because of proration, the minimum number of Shares designated will not be purchased, PolyMedica may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering shareholder must have tendered all of his or her Shares and checked this box:

[ ]  The tendered Shares represent all Shares held by the undersigned.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to PolyMedica Corporation, a Massachusetts corporation ("PolyMedica" or the "Company"), the above-described shares of PolyMedica common stock, $0.01 par value per share, including the associated stock purchase rights issued under the Rights Agreement, between PolyMedica and Equiserve Trust Company, dated September 13, 2002 (the "Shares"), at the price per Share indicated in this Amended Letter of Transmittal, net to the seller in cash, without interest, on the terms and subject to the conditions set forth in the Company's Offer to Purchase dated May 26, 2005 (which the undersigned acknowledges already having received) (as amended prior to the date of the Supplement (as defined below), the "Original Offer to Purchase" together with the Supplement Offer to Purchase dated June 24, 2005 (the "Supplement"), the "Offer to Purchase") and this Amended Letter of Transmittal (which, together with the Offer to Purchase, as each may be further amended or supplemented from time to time constitute, constitute the "Offer"). The undersigned also acknowledges receipt of the Supplement and related Amended Letter of Transmittal.

     Subject to and effective on acceptance for payment of, and payment for, the Shares tendered with this Amended Letter of Transmittal in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of PolyMedica, all right, title and interest in and to all the Shares that are being tendered hereby and irrevocably constitutes and appoints Equiserve Trust Company (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares, to
(a) deliver certificates for such Shares or transfer ownership of such Shares on the account books maintained by the book-entry transfer facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of PolyMedica, (b) present such Shares for cancellation and transfer on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and, when the same are accepted for payment by PolyMedica, PolyMedica will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim or right. The undersigned will, on request by the Depositary or PolyMedica, execute any additional documents deemed by the Depositary or PolyMedica to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all such other Shares or other securities or rights), all in accordance with the terms of the Offer.

     All authority conferred or agreed to be conferred pursuant to this Amended Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Amended Letter of Transmittal will constitute a binding agreement between the undersigned and PolyMedica on the terms and subject to the conditions of the Offer.

     It is a violation of Rule 14e-4 promulgated under the Exchange Act (as defined in the Offer to Purchase) for a person acting alone or in concert with others, directly or indirectly, to tender Shares for such person's own account unless at the time of tender and at the expiration date such person has a "net long position" in (a) the Shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such Shares for the purpose of tender to PolyMedica within the period specified in the Offer, or (b) other securities immediately convertible into, exercisable for or exchangeable into Shares ("Equivalent Securities") that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such Shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such Shares so acquired for the purpose of tender to PolyMedica within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of Shares made pursuant to any method of delivery set forth in this Amended Letter of Transmittal will constitute the tendering shareholder's representation and warranty to PolyMedica that (a) such shareholder has a "net long position" in Shares or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (b) such tender of Shares complies with Rule 14e-4.

Our acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the tendering shareholder and PolyMedica upon the terms and subject to the conditions of the Offer.

     The undersigned understands that PolyMedica will, upon the terms and subject to the conditions of the Offer, determine a single per Share purchase price, not in excess of $37.50 nor less than $34.75 per Share, that it will pay for Shares properly tendered and not properly withdrawn in the Offer, taking into account the number of Shares so tendered and the prices specified by tendering shareholders. The undersigned understands that PolyMedica will select the lowest purchase price (which shall not be less than $34.75 nor greater than $37.50 per Share) that will allow it to purchase a number of Shares with an aggregate purchase price of $150 million, or such lesser number of Shares as are properly tendered and not properly withdrawn, in the Offer, subject to its right to increase the total number of Shares purchased to the extent permitted by law. The undersigned understands that all Shares properly tendered at prices at or below the purchase price and not properly withdrawn will be purchased at the purchase price, net to the seller in cash, without interest, upon the terms and subject to the conditions of the Offer, including its proration provisions, "odd lot" provisions and conditional tender provisions, and that PolyMedica will return at its expense all other Shares, including Shares tendered at prices greater than the purchase price and not properly withdrawn and Shares not purchased because of proration or conditional tenders, promptly following the Expiration Date (as defined in the Offer to Purchase).

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for payment of the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for payment of the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for payment of the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the book-entry transfer facility designated above. The undersigned recognizes that PolyMedica has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder(s) thereof if PolyMedica does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

  To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for payment of the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than the undersigned.

                   Issue:  [ ] Check  [ ] Certificate(s) to:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                     (SUCH PERSONS MUST PROPERLY COMPLETE A
                       FORM W-9, FORM W-8BEN, FORM W-8ECI
                         OR FORM W-8IMY, AS APPLICABLE)

[ ] Credit Shares delivered by book-entry transfer and not purchased to the account set forth below:
Account Number:
--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

  To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for payment of the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned at an address other than that above.

                   Issue:  [ ] Check  [ ] Certificate(s) to:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

                                   SIGN HERE
         (ALSO COMPLETE SUBSTITUTE FORM W-9 OR FORM W-8 AS APPLICABLE)

--------------------------------------------------------------------------------
                        SIGNATURE(S) OF SHAREHOLDER(S))

Dated: ------------------------------ , 2005

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (Full Title):
--------------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone Number:
--------------------------------------------------------------------------------

Employer Identification or Social Security Number:
--------------------------------------------------------------------------------

(Complete Accompanying Substitute Form W-9 or Form W-8 as applicable)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 6)

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Firm:
--------------------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone Number:
--------------------------------------------------------------------------------

Dated: ------------------------------ , 2005

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Amended Letter of Transmittal if either (a) this Amended Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the book-entry transfer facility's system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Amended Letter of Transmittal or (b) such Shares are tendered for the account of a firm that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc. or is otherwise an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "eligible institution"). In all other cases, all signatures on this Amended Letter of Transmittal must be guaranteed by an eligible institution. See Instruction 6. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed. See Instruction 6.

     2. REQUIREMENTS OF TENDER. This Amended Letter of Transmittal is to be completed by shareholders if certificates are to be forwarded herewith or, unless an agent's message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in
Section 3 of the Offer to Purchase. For a shareholder to validly tender Shares pursuant to the Offer, either (a) an Amended Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, and any other required documents, must be received by the Depositary at its address set forth on the back of this Amended Letter of Transmittal prior to the expiration date and either certificates for tendered Shares must be received by the Depositary at such address or Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a book-entry confirmation must be received by the Depositary), in each case prior to the Expiration Date, or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

     Agents Message: The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that such book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Amended Letter of Transmittal and that PolyMedica may enforce such agreement against such participant.

     Guaranteed Delivery: Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the expiration date may tender their Shares by properly completing and duly executing the Amended Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to those procedures,

     (a) tender must be made by or through an eligible institution,

     (b) a properly completed and duly executed Amended Notice of Guaranteed Delivery, substantially in the form provided by PolyMedica, must be received by the Depositary prior to the expiration date and

     (c) the certificates for all tendered Shares in proper form for transfer (or a book-entry confirmation with respect to all such Shares), together with an Amended Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, and any other required documents, must be received by the Depositary, in each case within three trading days after the date of execution of the Amended Notice of Guaranteed Delivery as provided in
         Section 3 of the Offer to Purchase. A "trading day" is any day on which the Nasdaq National Market is open for business.

     THE METHOD OF DELIVERY OF SHARES, THIS AMENDED LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE ELECTION AND RISK OF THE TENDERING

SHAREHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. All tendering shareholders, by execution of this Amended Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance for payment of their Shares.

     3. INADEQUATE SPACE. If the space provided in this Amended Letter of Transmittal is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate submitted to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Amended Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. In the case of Shares tendered by book-entry transfer at the Book-Entry Transfer Facility, the Shares will be credited to the appropriate account maintained by the tendering shareholder at the Book-Entry Transfer Facility. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. In each case, Shares will be returned or credited without expense to the shareholder.

     5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be properly tendered, the shareholder MUST either (1) check the box indicating the price per Share at which such shareholder is tendering Shares under "Price (in dollars) per Share at which Shares are being tendered," or (2) check the box in the section captioned "Shares Tendered at Price Determined Under the Tender Offer" in order to maximize the chance of having PolyMedica purchase all of the Shares tendered (subject to the possibility of proration). Selecting option (2) could have the effect of decreasing the price at which PolyMedica purchases the shareholder's tendered Shares because Shares tendered using this election will effectively be considered available for purchase at the minimum price of $34.75 per Share. Selecting option (2) could result in the shareholder receiving a price per Share as low as $34.75.

     ONLY ONE BOX UNDER (1) OR (2) MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A SHAREHOLDER WISHING TO TENDER PORTIONS OF SUCH SHAREHOLDER'S SHARE HOLDINGS AT DIFFERENT PRICES MUST COMPLETE A SEPARATE AMENDED LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SUCH SHAREHOLDER WISHES TO TENDER EACH SUCH PORTION OF SUCH SHAREHOLDER'S SHARES. The same Shares cannot be tendered more than once, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

     6. SIGNATURES ON AMENDED LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

     Exact Signatures. If this Amended Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

     Joint Holders. If any of the Shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Amended Letter of Transmittal.

     Different Names on Certificates. If any Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Amended Letters of Transmittal as there are different registrations of certificates.

     Endorsements. If this Amended Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing, and proper evidence satisfactory to PolyMedica of his or her authority to so act must be submitted with this Amended Letter of Transmittal.

     If this Amended Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or certificates for Shares not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an eligible institution.

     If this Amended Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares tendered hereby, the certificate(s) representing such Shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an eligible institution.

     7. STOCK TRANSFER TAXES. PolyMedica will pay any stock transfer taxes with respect to the transfer and sale of Shares to it pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if Shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Amended Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Amended Letter of Transmittal.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Amended Letter of Transmittal.

     8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or certificates for any Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Amended Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Amended Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Amended Letter of Transmittal should be completed.

     9. WAIVER OF CONDITIONS. PolyMedica reserves the right, subject to the applicable rules and regulations of the Securities and Exchange Commission, to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

     10. FEDERAL INCOME TAX WITHHOLDING. In order to avoid U.S. backup withholding equal to 28% of the gross payments payable pursuant to the Offer, each shareholder surrendering Shares in the Offer must, unless an exemption applies (as described below), provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below in this Amended Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that the shareholder is not subject to backup withholding. If a shareholder does not provide a correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a penalty on such shareholder and payment of cash to such shareholder pursuant to the Offer may be subject to the backup withholding.

     In the case of a U.S. shareholder who has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, backup withholding at a rate of 28% of any "reportable payment" made to such shareholder will be withheld. Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

     To prevent backup withholding with respect to any payments received in respect of the Offer, each U.S. shareholder should provide the Depositary, with either: (i) such U.S. shareholder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN), that such prospective holder is a U.S. person (including a U.S. resident alien), and that (A) such prospective holder is exempt from backup withholding,
(B) such prospective holder has not been notified by the IRS that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (C) the IRS has notified such prospective holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

     If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed Substitute Form W-9 and accompanying instructions for additional guidance on which number to report.

     Some shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding.

     Exempt shareholders should indicate their exempt status on the Substitute Form W-9. A foreign individual or entity may qualify as an exempt recipient by submitting the appropriate IRS Form W-8 (W-8BEN, Form W-8ECI or Form W-8IMY), properly completed and signed under penalty of perjury, attesting to the holder's exempt status. The appropriate Form W-8 may be obtained from the Depositary or the IRS website (www.irs.gov).

     Even if a foreign shareholder has provided the required certification to avoid backup withholding, the Depositary will withhold the 30% tax from gross payments made to any foreign shareholder pursuant to the Offer unless the Depositary determines that a foreign shareholder is either entitled to a reduced withholding rate under an income tax treaty or exempt from the withholding because the gross proceeds are effectively connected with the conduct of a trade or business within the U.S. A foreign shareholder who is eligible for a reduced rate of withholding pursuant to a U.S. income tax treaty must certify that fact to the Depositary by providing to the Depositary a properly executed IRS Form W-8 BEN or other appropriate form, prior to the time payment is made. To obtain an exemption from withholding based on the grounds that the gross income is effectively connected with the conduct of a trade or business within the U.S., the foreign shareholder must furnish the Depositary with a properly executed IRS Form W-8 ECI prior to the date of payment. These forms are available from the Depositary or the IRS website (www.irs.gov). A foreign shareholder may be eligible to obtain from the IRS a refund of tax withheld if the foreign shareholder is able to establish that no tax (or a reduced amount of tax) is due.

     Foreign shareholder are encouraged to consult their tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Original Offer to Purchase, the Supplement, this Amended Letter of Transmittal and the Amended Notice of Guaranteed Delivery may be directed to the Information Agent at its address set forth on the back cover of this Amended Letter of Transmittal.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. Shareholders whose certificate or certificates for part or all of their shares have been lost, stolen, misplaced or destroyed may contact Equiserve Trust Company, as transfer agent for our Shares, at (877) 282-1168 for instructions as to obtaining a replacement certificate. The replacement certificate will then be required to be submitted together with this Amended Letter of Transmittal in order to receive payment for Shares that are tendered and accepted for payment. A bond may be required to be posted by the shareholder to secure against the risk that the certificate may be subsequently recirculated. Shareholders are urged to contact Equiserve Trust Company immediately in order to permit timely processing of this documentation and to determine if the posting of a bond is required. This Amended Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

     13. CONDITIONAL TENDERS. As described in Sections 1 and 6 of the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered Shares being purchased.

     If you wish to make a conditional tender you must indicate this in the box captioned "Conditional Tender" in this Amended Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery. In the box in this Amended Letter of Transmittal and, if applicable, the Amended Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of Shares that must be purchased if any are to be purchased.

     As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether PolyMedica accepts conditional tenders and may result in Shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of Shares would not be purchased. If, because of proration, the minimum number of Shares that you designate will not be purchased, PolyMedica may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your Shares and check the box so indicating. Upon selection by lot, if any, PolyMedica will limit its purchase in each case to the designated minimum number of Shares.

     All tendered Shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed.

     The conditional tender alternative is made available so that a shareholder may seek to structure the purchase of Shares pursuant to the offer in such a manner that the purchase will be treated as a sale of such Shares by the shareholder, rather than the payment of a dividend to the shareholder, for Federal income tax purposes. If you are an odd lot holder and you tender all of your Shares, you cannot conditionally tender, since your Shares will not be subject to proration. It is the tendering shareholder's responsibility to calculate the minimum number of Shares that must be purchased from the shareholder in order for the shareholder to qualify for sale rather than dividend treatment. Each shareholder is urged to consult his or her own tax advisor. See Section 12 of the Offer to Purchase.

     14. ODD LOTS. As described in Section 1 of the Offer to Purchase, if PolyMedica is to purchase fewer than all Shares tendered before the Expiration Date and not properly withdrawn, the Shares purchased first will consist of all Shares properly tendered by any shareholder who owned, beneficially or of record, an aggregate of fewer than 100 Shares, and who tenders all of the holder's Shares at or below the purchase price. This preference will not be available unless the section captioned "Odd Lots" is completed.

     15. ORDER OF PURCHASE IN EVENT OF PRORATION. Shareholders may specify the order in which their Shares are to be purchased in the event that as a result of the proration provisions or otherwise, some but not all of the tendered Shares are purchased in the tender offer. The order of purchase may have an effect on the United States Federal income tax treatment of the purchase for the Shares purchased. See Section 1 and Section 3 of the Offer to Purchase.

     16. IRREGULARITIES. All questions as to purchase price, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by PolyMedica in its sole discretion, which determinations shall be final and binding on all parties. PolyMedica reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of PolyMedica's counsel, be unlawful. PolyMedica also reserves the absolute right to waive any of the conditions of the tender offer and any defect or irregularity in the tender of any particular Shares, and PolyMedica's interpretation of the terms of the tender offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as PolyMedica shall determine. None of PolyMedica, the Dealer Manager, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

     17. STOCK OPTION PLAN. If you hold vested options in the Company's stock option plans, then you may exercise such vested options as indicated in the instructions separately sent to you by paying the cash exercise price, or if allowed by the plan under which the options were granted, by cashless exercise, and receiving Shares which you may then tender by following the instructions set forth in the Offer to Purchase and this Amended Letter of Transmittal. You must exercise your options by June 16, 2005, in order to obtain Shares to tender by the Expiration Date. If you are subject to the Company's insider trading policy, you may not exercise your options by cashless exercise prior to the close of business on May 27, 2005.

     IMPORTANT: THIS AMENDED LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                                 PRINT OR TYPE
                      See SPECIFIC INSTRUCTIONS on page 2.

                TO BE COMPLETED BY ALL PROSPECTIVE U.S. HOLDERS
                              (SEE INSTRUCTION 10)


------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                                             REQUEST FOR TAXPAYER                                GIVE FORM TO THE
FORM W-9                                      IDENTIFICATION NUMBER AND CERTIFICATION                     REQUESTER. DO NOT
DEPARTMENT OF THE TREASURY                                                                                SEND TO THE IRS.
INTERNAL REVENUE SERVICE
------------------------------------------------------------------------------------------------------------------------------
           Name
           -------------------------------------------------------------------------------------------------------------------
           Business name, if different from above
           -------------------------------------------------------------------------------------------------------------------
           Individual/
           Check appropriate box:   [ ] Sole proprietor   [ ] Corporation   [ ] Partnership        [ ] Exempt from backup
              [ ] Other ] . . . . . . . . . . . .                                                          withholding
           -------------------------------------------------------------------------------------------------------------------
           Address (number, street, and apt. or suite no.)                         Requester's name and Address (optional)
           ------------------------------------------------------------------
           City, state, and ZIP code
           -------------------------------------------------------------------------------------------------------------------
           List account number(s) here (optional)
------------------------------------------------------------------------------------------------------------------------------

 PART I         TAXPAYER IDENTIFICATION NUMBER (TIN)
--------------------------------------------------------------------------------


 Enter your TIN in the appropriate box.  For individuals,                              SOCIAL SECURITY NUMBER
 this is your social security number (SSN). HOWEVER, FOR A                                       OR
 RESIDENT ALIEN, SOLE PROPRIETOR, OR DISREGARDED ENTITY, SEE                       EMPLOYER IDENTIFICATION NUMBER
 THE PART I INSTRUCTIONS ON PAGE 4. For other entities, it
 is your employer identification number (EIN). If you do not have a number, see HOW TO GET A TIN on page 4.
 NOTE:  If the account is in more than one name, see the
 chart on page 5 for guidelines on whose number to enter.

--------------------------------------------------------------------------------

 PART II         CERTIFICATION
--------------------------------------------------------------------------------

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (A) I am exempt from backup withholding, or (B) I have not been notified by the Internal Revenue Service
    (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified me that I am no longer subject to backup withholding, AND

3.  I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. (See the instructions on page 5.)

--------------------------------------------------------------------------------
SIGN                Signature of
HERE                U.S. person ]                                                            Date ]
--------------------------------------------------------------------------------

                                PURPOSE OF FORM

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. PERSON. Use Substitute Form W-9 only if you are a U.S. person (including a resident alien) to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

    1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

    2. Certify that you are not subject to backup withholding, or

    3. Claim exemption from backup withholding if you are a U.S. exempt payee.

FOREIGN PERSON. If you are a foreign person, use the appropriate Form W-8 (see PUB. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

NONRESIDENT ALIEN WHO BECOMES A RESIDENT ALIEN. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

    If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:

    1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

    2. The treaty article addressing the income.

    3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

    4. The type and amount of income that qualifies for the exemption from tax.

    5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

EXAMPLE. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Substitute Form W-9 a statement that includes the information described above to support that exemption.

    If you are a NONRESIDENT ALIEN OR A FOREIGN ENTITY not subject to backup withholding, give the requester the appropriate completed Form W-8.

    WHAT IS BACKUP WITHHOLDING? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments (31% AFTER December 31, 2010). This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

    You will NOT be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

PAYMENTS YOU RECEIVE WILL BE SUBJECT TO BACKUP WITHHOLDING IF:

    1. You do not furnish your TIN to the requester, or

    2. You do not certify your TIN when required (see the Part II instructions on page 5 for details), or

    3. The IRS tells the requester that you furnished an incorrect TIN, or

    4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

    5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

    Certain payees and payments are exempt from backup withholding. See the instructions below and the separate INSTRUCTIONS FOR THE REQUESTER OF FORM W-9.

PENALTIES

    FAILURE TO FURNISH TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

    CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

    CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

    MISUSE OF TINS. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

                             SPECIFIC INSTRUCTIONS

NAME

If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

    If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

SOLE PROPRIETOR. Enter your INDIVIDUAL name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

LIMITED LIABILITY COMPANY (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, ENTER THE OWNER'S NAME ON THE "NAME" LINE. Enter the LLC's name on the "Business name" line.

OTHER ENTITIES. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

NOTE: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

EXEMPT FROM BACKUP WITHHOLDING

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the "Exempt from backup withholding" box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

NOTE: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

EXEMPT PAYEES. Backup withholding is NOT REQUIRED on any payments made to the following payees:

    1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

    2. The United States or any of its agencies or instrumentalities;

    3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

    4. A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

    5. An international organization or any of its agencies or instrumentalities.

    Other payees that MAY BE EXEMPT from backup withholding include:

    6. A corporation;

    7. A foreign central bank of issue;

    8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

    9. A futures commission merchant registered with the Commodity Futures Trading Commission;

    10. A real estate investment trust;

    11. An entity registered at all times during the tax year under the Investment Company Act of 1940;

    12. A common trust fund operated by a bank under section 584(a);

    13. A financial institution;

    14. A middleman known in the investment community as a nominee or custodian; or

    15. A trust exempt from tax under section 664 or described in section 4947.

    The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

 ------------------------------------------------------------
                                 THEN THE PAYMENT IS EXEMPT
   IF THE PAYMENT IS FOR ...               FOR ...
 ------------------------------------------------------------
  Interest and dividend         All exempt recipients except
  payments                      for 9
 ------------------------------------------------------------
  Broker transactions           Exempt recipients 1 through
                                13. Also, a person registered
                                under the Investment Advisers
                                Act of 1940 who regularly
                                acts as a broker
 ------------------------------------------------------------
  Barter exchange transactions  Exempt recipients 1 through 5 and patronage dividends
 ------------------------------------------------------------
  Payments over $600 required   Generally, exempt recipients
  to be reported and direct     1through 7(2)
  sales over $5,000(1)
 ------------------------------------------------------------

(1) See FORM 1099-MISC, Miscellaneous Income, and its instructions.

(2) However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are NOT EXEMPT from backup withholding: medical and health care payments, attorneys' fees; and payments for services paid by a Federal executive agency.

PART I. TAXPAYER IDENTIFICATION NUMBER (TIN)

ENTER YOUR TIN IN THE APPROPRIATE BOX. If you are a RESIDENT ALIEN and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see HOW TO GET A TIN below.

    If you are a SOLE PROPRIETOR and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

    If you are a single-owner LLC that is disregarded as an entity separate from its owner (see LIMITED LIABILITY COMPANY (LLC) on page 3), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity's EIN.

NOTE: See the chart on page 5 for further clarification of name and TIN combinations.

HOW TO GET A TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at WWW.SSA.GOV/ONLINE/SS5.HTML. You may also get this form by calling 1-800-772-1213. Use FORM W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or FORM SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at WWW.IRS.GOV.

    If you are asked to complete Substitute Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester and complete the attached Certificate of Awaiting Taxpayer Identification Number. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

NOTE: Writing "Applied For" means that you have already applied for a TIN OR that you intend to apply for one soon.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

PART II. CERTIFICATION

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Substitute Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

    For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see EXEMPT FROM BACKUP WITHHOLDING on page 3.

SIGNATURE REQUIREMENTS. Complete the certification as indicated in 1 through 5 below.

    1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.
    2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

    3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

    4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

    5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, QUALIFIED TUITION PROGRAM PAYMENTS (UNDER
SECTION 529), IRA OR ARCHER MSA CONTRIBUTIONS OR DISTRIBUTIONS, AND PENSION DISTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

---------------------------------------------------------------
    FOR THIS TYPE OF ACCOUNT:         GIVE NAME AND SSN OF:
---------------------------------------------------------------
 1.  Individual                    The individual
 2.  Two or more individuals       The actual owner of the
     (joint account)               account or, if combined
                                   funds, the first individual
                                   on the account(1)
 3.  Custodian account of a minor  The minor(2)
     (Uniform Gift to Minors Act)
 4.  a. The usual revocable        The grantor-trustee(1)
     savings trust (grantor is
        also trustee)
     b. So-called trust account    The actual owner(1)
     that is not a legal or valid
        trust under state law
 5.  Sole proprietorship or        The owner(3)
     single-owner LLC
---------------------------------------------------------------
        FOR THIS TYPE OF ACCOUNT:  GIVE NAME AND EIN OF:
---------------------------------------------------------------
 6.  Sole proprietorship or        The owner(3)
     single-owner LLC
 7.  A valid trust, estate, or     Legal entity(4)
     pension trust
 8.  Corporate or LLC electing     The corporation
     corporate status on Form
     8832
 9.  Association, club,            The organization
     religious, charitable,
     educational, or other
     tax-exempt organization
10.  Partnership or multi-member   The partnership
     LLC
11.  A broker or registered        The broker or nominee
     nominee
12.  Account with the Department   The public entity
     of Agriculture in the name
     of a public entity (such as
     a state or local government,
     school district, or prison)
     that receives agricultural
     program payments
---------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's SSN.

(3) YOU MUST SHOW YOUR INDIVIDUAL NAME, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

                               PRIVACY ACT NOTICE

     Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

     You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 28% OF ALL PAYMENTS MADE TO YOU IN RESPECT OF THE REGISTERED NOTES (OR SUBSTITUTE OLD NOTES) DELIVERABLE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED SUBSTITUTE FORM W-9 AND ACCOMPANYING INSTRUCTIONS FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR" IN THE SPACE FOR THE TIN ON THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver such an application in the near future. I understand that, notwithstanding the information I provided in Part I of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), up to 28% of all reportable payments made to me will be withheld until I provide a taxpayer identification number. If I fail to provide a taxpayer identification number within 60 days, such amounts will be paid over to the Internal Revenue Service.

Signature ------------------------------          Date -------------------------

     The Amended Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each shareholder of PolyMedica or such shareholder's bank, broker, dealer, trust company or other nominee to the Depositary at one of its addresses set forth below.

                        The Depositary for the Offer is:

                            EQUISERVE TRUST COMPANY

       By First Class Mail:                By Express Mail or                      By Hand:
                                           Overnight Courier:
         P.O. Box 859208                Equiserve Trust Company            Equiserve Trust Company
     Braintree, MA 02185-9208             161 Bay State Drive            17 Battery Place, 11th Floor
                                          Braintree, MA 02184                 New York, NY 10004

     DELIVERY OF THE AMENDED LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     Questions and requests for assistance may be directed to the Information Agent at the address set forth below. Additional copies of the Original Offer to Purchase, the Supplement, this Amended Letter of Transmittal and the Amended Notice of Guaranteed Delivery may be obtained from the Information Agent. You may also contact your bank, broker, dealer, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                             THE ALTMAN GROUP, INC.

                            1275 Valley Brook Avenue
                              Lyndhurst, NJ 07071
                        Banks and Brokers Call Collect:
                                 (201) 460-1200
                       All Others Please Call Toll Free:
                                 (800) 443-5182

                      The Dealer Manager for the Offer is:

                                 MORGAN STANLEY

                                 1585 Broadway
                               New York, NY 10036
                                 (866) 818-4954